Exhibit 99.1
          SECOND WAIVER EXTENSION, dated as of August 17, 2009 (this “Second Waiver Extension”), among AMERICAN AXLE & MANUFACTURING, INC., a Delaware corporation (the “Borrower”), AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., a Delaware corporation (the “Parent”), JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”) and the Lenders party to the Credit Agreement (as defined in the Waiver (as defined below)) that become parties hereto. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Waiver.
          WHEREAS the Parent, the Borrower and certain Lenders party to the Credit Agreement have entered into a Waiver and Amendment dated as of June 29, 2009, as amended and extended by that certain Waiver Extension dated as of July 29, 2009 (the “Waiver”) to the Credit Agreement, pursuant to which the Required Lenders agreed to waive certain provisions of the Credit Agreement;
          WHEREAS the Parent and the Borrower have requested that the Required Lenders agree to extend the Waiver Period; and
          WHEREAS the undersigned Lenders are willing to extend such Waiver Period on the terms and subject to the conditions set forth herein.
          NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
          SECTION 1. Limited Second Waiver Extension. Effective as of the Effective Date and subject to the terms and conditions of this Second Waiver Extension, the undersigned Lenders hereby extend the Waiver Period until the earliest to occur of (i) 5:00 p.m., New York City time, on August 31, 2009, (ii) the failure of the Parent and the Borrower to maintain a Liquidity Amount in excess of $75,000,000 for a period of four consecutive Business Days and delivery to the Borrower by the Administrative Agent of a notice stating that the Waiver Period is being terminated, (iii) any Event of Default (other than a Waived Default) and delivery to the Borrower by the Administrative Agent of a notice (which the Administrative Agent shall deliver at the request of the Required Lenders), while such Event of Default is continuing, stating that the Waiver Period is being terminated, (iv) the date of any amendment to the Credit Agreement and (v) the date on which any Loan Party makes any payment of interest, principal or fees with respect to the Existing Convertible Notes (as defined in the Credit Agreement) (other than the payment made on August 17, 2009) or the Existing Senior Notes (as defined in the Credit Agreement) (other than the interest payment made on August 11, 2009) and delivery to the Borrower by the Administrative Agent of a notice (which the Administrative Agent shall deliver at the request of the Required Lenders) stating that the Waiver Period is being terminated (the date on which the Waiver Period is terminated pursuant to any of the foregoing clauses, the “Second Extended Waiver Termination Date”). All references in (x) the Waiver to the Waiver Period shall mean the Waiver Period as extended hereby and (y) Section 1(c) of the Waiver to the Waiver Termination Date or Extended Waiver Termination Date shall be deemed to refer to the Second Extended Waiver Termination Date.

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          SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Second Waiver Extension, each of the Parent and the Borrower hereby represents and warrants to each Lender and the Administrative Agent that, after giving effect to this Second Waiver Extension:
          (a) the representations and warranties of each Loan Party set forth in the Loan Documents (except for the representation and warranty set forth in Section 3.04(b) of the Credit Agreement) are true and correct in all material respects on and as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects with respect to such earlier date); and
          (b) as of the Effective Date, no Default or Event of Default (other than the Waived Defaults) has occurred and is continuing.
          SECTION 3. Conditions to Effectiveness. This Second Waiver Extension shall become effective on and as of the date on which each of the following conditions precedent is satisfied in full (such date, the “Effective Date”):
          (a) the Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of the Parent, the Borrower and the Required Lenders; and
          (b) the Administrative Agent shall have received, to the extent invoiced, reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.
          SECTION 4. Credit Agreement. Except as specifically waived or amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as amended or modified hereby. This Second Waiver Extension shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.
          SECTION 5. Applicable Law. THIS SECOND WAIVER EXTENSION SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
          SECTION 6. Counterparts. This Second Waiver Extension may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one instrument. Delivery of an executed signature page to this Second Waiver Extension by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be effective as delivery of a manually executed counterpart of this Second Waiver Extension.

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          SECTION 7. Headings. The Section headings used herein are for convenience of reference only, are not part of this Second Waiver Extension and are not to affect the construction of, or to be taken into consideration in interpreting, this Second Waiver Extension.
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     IN WITNESS WHEREOF, the parties hereto have caused this Second Waiver Extension to be duly executed by their respective authorized officers as of the day and year first written above.

AMERICAN AXLE & MANUFACTURING, INC.,
by	/s/ Shannon J. Curry
	Name:	Shannon J. Curry
	Title:	Treasurer

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.,
by	/s/ Shannon J. Curry
	Name:	Shannon J. Curry
	Title:	Treasurer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent
by	/s/ Authorized Signatory
	Name:	Authorized Signatory
Title:

SIGNATURE PAGE TO SECOND WAIVER EXTENSION DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THE WAIVER AND AMENDMENT DATED AS OF JUNE 29, 2009, AS AMENDED AND EXTENDED AS OF JULY 29, 2009, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 9, 2004, AS AMENDED AND RESTATED AS OF NOVEMBER 7, 2008, AMONG AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: BANK OF AMERICA, N.A.
by	/s/ Authorized Signatory
	Name:	Authorized Signatory
Title:

SIGNATURE PAGE TO SECOND WAIVER EXTENSION DATED AS OF THE DATE FIRST WRITTEN ABOVE, IN RESPECT OF THE WAIVER AND AMENDMENT DATED AS OF JUNE 29, 2009, AS AMENDED AND EXTENDED AS OF JULY 29, 2009, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 9, 2004, AS AMENDED AND RESTATED AS OF NOVEMBER 7, 2008, AMONG AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: Wachovia Bank, N.A.
by	/s/ Authorized Signatory
	Name:	Authorized Signatory
Title: